SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K

CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 29, 1996____________


____________________________AmeriConnect, Inc.___________________________
(Exact name of registrant as specified in its charter)


	Delaware			0-18654			48-1056927________
(State or other jurisdiction	(Commission File Number)		(IRS Employer
									Identification No.)

		6750 West 93rd Street, Suite 110, Overland Park, Kansas 66212________
		(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including area code (913) 341-8888___________


________________________________________________________________________
(Former name, former address, if changed since last report



Item 5.		Other Events.

	AmeriConnect, Inc. ("AmeriConnect") issued a press release on August 29, 1996, a copy of which press release is attached hereto as Exhibit 99.1, relating to their announcement that they have established the close of business on September 3, 1996, as the record date for determining the stockholders entitled to notice of and to vote at a special meeting of stockholders to be held to consider and approve the proposed merger with a wholly owned subsidiary of Phoenix Network, Inc.



SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

						AMERICONNECT, INC.


August 29, 1996				By:  ________________________________
						       Robert R. Kaemmer
						       Chairman of the Board, Chief Executive
						       Officer and Presiden



EXHIBIT INDEX

Exhibit								Sequentially
Number			Exhibit				Numbered Page

99.1		Press Release, issued August 29, 1996



EXHIBIT 99.1

Press Release

AT THE COMPANY:
Janet M. Flynn
(913)341-8888

FOR IMMEDIATE RELEASE
August 29, 1996

AmeriConnect, Inc. Announces Record Date for Special Stockholders Meeting

August 29,  1996--Overland Park, Kansas--AmeriConnect (NASDAQ Bulletin Board:
AMCT), a long distance telephone company, has established the close of business on September 3, 1996, as the record date for determining the stockholders entitled to notice of and to vote on all matters at a special meeting of stockholders to be held to consider and approve the proposed merger with a wholly owned subsidiary of Phoenix Network, Inc.